Exhibit 10.1

TWELFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This Twelfth Amendment to Amended and Restated Credit Agreement (the “Amendment”), is made this 13th day of June 2016 among CROCS, INC., a corporation organized under the laws of the State of Delaware (“Crocs”), CROCS RETAIL, LLC, a limited liability company organized under the laws of the State of Colorado (“Retail”), OCEAN MINDED, INC., a corporation organized under the laws of the State of Colorado (“Ocean”), JIBBITZ, LLC, a limited liability company organized under the laws of the State of Colorado (“Jibbitz”), BITE, INC., a corporation organized under the laws of the State of Colorado (“Bite”, together with Crocs, Retail, Ocean, Jibbitz and each other Person joined as a borrower from time to time to the Credit Agreement (as defined below), collectively “Borrowers” and each a “Borrower”), the Lenders who have executed this Amendment (the “Consenting Lenders”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for Lenders (PNC, in such capacity, the “Administrative Agent”).  All capitalized terms used and not otherwise defined herein shall have the meaning ascribed thereto in the below-defined Credit Agreement, as amended hereby.

BACKGROUND

A.                                    On December 16, 2011, Borrowers, Lenders and Administrative Agent entered into, inter alia, that certain Amended and Restated Credit Agreement (as same has been or may hereafter be amended, modified, renewed, extended, restated or supplemented from time to time, including without limitation as amended by that certain First Amendment to Amended and Restated Credit Agreement by and among the parties hereto dated as of December 10, 2012, that certain Second Amendment to Amended and Restated Credit Agreement by and among the parties hereto dated as of June 12, 2013, that certain Third Amendment to Amended and Restated Credit Agreement by and among the parties hereto dated as of December 27, 2013, that certain Fourth Amendment to Amended and Restated Credit Agreement by and among the parties hereto dated as of March 27, 2014, that certain Fifth Amendment to Amended and Restated Credit Agreement by and among the parties hereto dated as of September 26, 2014, that certain Sixth Amendment to Amended and Restated Credit Agreement by and among the parties hereto dated as of April 2, 2015,  that certain Seventh Amendment to Amended and Restated Credit Agreement by and among the parties hereto dated as of April 21, 2015, that certain Eighth Amendment to Amended and Restated Credit Agreement by and among the parties hereto dated as of September 1, 2015, that certain Ninth Amendment to Amended and Restated Credit Agreement by and among parties hereto dated as of November 3, 2015, that certain Tenth Amendment to Amended and Restated Credit Agreement by and among the parties hereto dated as of December 24, 2015, and that certain Eleventh Amendment to Amended and Restated Credit Agreement by and among the parties hereto dated as of February 18, 2016, the “Credit Agreement”) to reflect certain financing arrangements among the parties thereto.

B.                                    HSBC Bank USA, N.A. has agreed to provide a Revolving Credit Commitment to Borrowers in an amount equal to $5,000,000, subject to the terms of the Credit Agreement, as amended herein.

C.                                    Borrowers have requested and Administrative Agent and Consenting Lenders have agreed to modify certain terms and provisions of the Credit Agreement, in each case, on the terms and subject to the conditions contained in this Amendment.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.                                          Amendments to Credit Agreement.  Upon the Effective Date (as defined below):

(a)                                 Indebtedness.   Section 8.2.1(xvi) of the Credit Agreement shall be deleted in its entirety and replaced as follows:

(xvi)                       Indebtedness of Foreign Subsidiaries from third party lenders and guaranties thereof permitted under Section 8.2.3(iii) [Guaranties] in an aggregate amount not to exceed $50,000,000 at any time;

(b)                                 Guarantees.   Section 8.2.3(iii) of the Credit Agreement shall be deleted in its entirety and replaced as follows:

(iii)                               guaranties by Crocs or any Foreign Subsidiary of Indebtedness not to exceed $50,000,000 in the aggregate outstanding at any time (excluding guaranties of Lender Provided Hedges);

(c)                                  Certificate of the Borrower.  Section 8.3.3 of the Credit Agreement shall be deleted in its entirety and replaced as follows:

8.3.3                     Certificate of the Borrower. Concurrently with the financial statements of the Borrower furnished to the Administrative Agent and to the Lenders pursuant to Sections 8.3.1 [Quarterly Financial Statements] and 8.3.2 [Annual Financial Statements], a certificate (each a “Compliance Certificate”) of the Borrower signed by the Chief Executive Officer, President, Chief Financial Officer, Treasurer or Director of Treasury of the Borrower, in the form of Exhibit 8.3.3.

(d)                                 Borrowing Base Certificate.  Section 8.3.4.7 of the Credit Agreement is amended by adding “, in the form of Exhibit 8.3.4.7” at the end of the first sentence of Section 8.3.4.7.  Exhibit 8.3.4.7 is attached as Exhibit 8.3.4.7 to this Amendment.

(e)                                  Schedule 1.1(B) to the Credit Agreement shall be deleted in its entirety and replaced with Schedule 1.1(B) attached to this Amendment.

(f)                                   Exhibit 8.3.3 to the Credit Agreement shall be deleted in its entirety and replaced with Exhibit 8.3.3 attached to this Amendment.

Section 2.                                          Acknowledgment of Guarantors.  With respect to the amendments to the Credit Agreement effected by this Amendment, each Guarantor signatory hereto hereby acknowledges and agrees to this Amendment and confirms and agrees that its Guaranty Agreement (as modified and supplemented in connection with this Amendment) and any other Loan Document to which it is a party is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of this Amendment, each reference in such Guaranty or Loan Document to the

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Credit Agreement, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or modified by this Amendment.  Although Administrative Agent and the Consenting Lenders have informed the Guarantors of the matters set forth above, and the Guarantors have acknowledged the same, each Guarantor understands and agrees that neither Administrative Agent nor any Lender has any duty under the Credit Agreement, the Guaranty Agreements or any other Loan Document to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any transaction hereafter.

Section 3.                                          Schedules. Administrative Agent and the  Consenting  Lenders acknowledge and agree that they accept the version and update to Schedule 6.1.2 attached hereto as Exhibit A which has been delivered in accordance with Section 6.2 of the Credit Agreement.

Section 4.                                          Conditions Precedent.  This Amendment shall be effective upon satisfaction of the following conditions (the date of such satisfaction, the “Effective Date”):

(a)                                 Administrative Agent shall have received this Amendment fully executed by the Borrowers, the Guarantors, Administrative Agent and Consenting Lenders; and

(b)                                 Administrative Agent shall have received a Revolving Credit Note in favor of HSBC Bank USA, N.A. in an amount equal to $5,000,000.

Section 5.                                          Lender Joinder.   Upon the Effective Date, HSBC Bank USA, N.A. (“HSBC”), joins in as, assumes the obligations and liabilities of, and is entitled to all rights, interests and benefits of, and becomes, a Lender under the Credit Agreement and the Other Documents.  All references to Lenders contained in the Credit Agreement and Other Documents are hereby deemed for all purposes to also refer to and include HSBC and HSBC hereby agrees to comply with all terms and conditions of the Credit Agreement and the Other Documents as if HSBC were an original signatory thereto.

Section 6.                                          Representations and Warranties.  Each Loan Party:

(a)                                 reaffirms all representations and warranties made to Administrative Agent and Lenders under the Credit Agreement and all of the other Loan Documents and confirms that all are true and correct in all material respects as of the date hereof (except (i) to the extent any such representations and warranties specifically relate to a specific date, in which case such representations and warranties were true and correct in all material respects on and as of such other specific date, and (ii) to the extent any such representations and warranties are qualified by materiality, in which case such representations and warranties were true and correct in all respects);

(b)                                 reaffirms all of the covenants contained in the Credit Agreement, covenants to abide thereby until satisfaction in full of the Obligations and termination of the Credit Agreement and the other Loan Documents;

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(c)                                  represents and warrants to the Administrative Agent and the Lenders that no Potential Default or Event of Default has occurred and is continuing under any of the Loan Documents or will result from this Amendment;

(d)                                 represents and warrants to the Administrative Agent and the Lenders that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary limited liability company or corporate action, as applicable, and that the officers executing this Amendment on its behalf were similarly authorized and empowered, and that this Amendment does not contravene any provisions of its certificate of incorporation or formation, operating agreement, bylaws, or other formation documents, as applicable, or of any contract or agreement to which it is a party or by which any of its properties are bound; and

(e)                                  represents and warrants to the Administrative Agent and the Lenders that this Amendment and all assignments, instruments, documents, and agreements executed and delivered in connection herewith, are valid, binding and enforceable in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally.

Section 7.                                          General Provisions.

(a)                                 Payment of Expenses.  Borrowers shall pay or reimburse Administrative Agent and Lenders for their reasonable attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

(b)                                 Reaffirmation.  Except as modified by the terms hereof, all of the terms and conditions of the Credit Agreement, as amended, and all of the other Loan Documents are hereby reaffirmed by each Loan Party and shall continue in full force and effect as therein written.

(c)                                  Third Party Rights.  No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(d)                                 Headings.  The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(e)                                  Modifications.  No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(f)                                   Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

(g)                                  Counterparts.  This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so

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executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission or PDF shall be deemed to be an original signature hereto.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWERS:
CROCS, INC.

By:	/s/ Carrie W. Teffner
Name:	Carrie W. Teffner
Title:	Chief Financial Officer

CROCS RETAIL, LLC

By:	/s/ Carrie W. Teffner
Name:	Carrie W. Teffner
Title:	Manager

OCEAN MINDED, INC.

By:	/s/ Carrie W. Teffner
Name:	Carrie W. Teffner
Title:	Chief Financial Officer

JIBBITZ, LLC

By:	/s/ Carrie W. Teffner
Name:	Carrie W. Teffner
Title:	Manager

BITE, INC.

By:	/s/ Carrie W. Teffner
Name:	Carrie W. Teffner
Title:	Chief Financial Officer

[Signature Page to Twelfth Amendment (Crocs)]

GUARANTORS:

WESTERN BRANDS HOLDING COMPANY, LLC

By:	/s/ Carrie W. Teffner
Name:	Carrie W. Teffner
Title:	Manager

[Signature Page to Twelfth Amendment (Crocs)]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and as Administrative Agent

By:	/s/ Steve C. Roberts
Name:	Steve C. Roberts
Title:	Vice President

HSBC BANK USA, N.A.,
as a Lender

By:	/s/ Jean Frammolino
Name:	Jean Frammolino
Title:	Vice President

[Signature Page to Twelfth Amendment (Crocs)]

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 1 - Commitments of Lenders and Addresses for Notices to Lenders

Lender	Amount of Commitment for Revolving Credit Loans	Commitment	Ratable Share
PNC Bank, National Association 2 North Lake Avenue, Suite 440 Pasadena, CA 91101 Attention: Steve Roberts Telephone: 626-432-6128 Facsimile: 626-432-4589	$75,000,000	$75,000,000	93.75%

HSBC Bank USA, N.A.
725 S. Figueroa St, Suite 2300 Los Angeles, CA 90017 Attention:
Facsimile: Telephone:	$5,000,000	$5,000,000	6.25%

Total	$80,000,000	$80,000,000	100%

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Part 2 - Addresses for Notices to Administrative Agent, Borrower and Guarantors:

ADMINISTRATIVE AGENT

PNC Bank, National Association
2 North Lake Avenue, Suite 440
Pasadena, CA 91101
Attention: Steve Roberts
Telephone:                                   626-432-6128
Telecopy:                                          626-432-4589

With a Copy To:
Agency Services, PNC Bank, National Association
Mail Stop: P7-PFSC-04-I
Address: 500 First Avenue
Pittsburgh, PA 15219
Attention:                                         Agency Services
Telephone:                                   412-762-6442
Telecopy:                                          412-762-8672

BORROWER:

Crocs, Inc.
7477 East Dry Creek Parkway

Niwot, CO 80503
Attention:  William Plon

Telephone:                                   303-848-7461
Email:            WPlon@Crocs.com

With a copy to:

Perkins Coie LLP
1900 Sixteenth Street, Suite 1400
Denver, CO 80202
Attention:  Jason Day
Telephone: (303) 291-2362
Facsimile:  (303) 291-2400

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EXHIBIT A

SCHEDULE 6.1.2

SUBSIDIARIES

Subsidiary	Jurisdiction	Outstanding Equity Interests	Holder(s) of Equity Interests/Percentage Ownership
Western Brands Holding Company, LLC	Colorado	N/A	Crocs, Inc. — 100%
Crocs Retail, LLC	Colorado	N/A	Crocs, Inc. — 100%
Western Brands Netherlands Holding C.V.	Netherlands	N/A	Crocs, Inc. — 99.90% Western Brands Holding Company — 0.10%
Crocs Puerto Rico, Inc.	Puerto Rico	1 common share	Crocs, Inc. — 100%
Crocs Marine Ltd.	Cayman Islands	1 share	Crocs, Inc. — 100%
4246519 Canada Inc.	Canada	20,101,625 common shares	Western Brands Netherlands Holding C.V. — 100%
Ocean Minded, Inc.	Colorado	50,000 shares of common stock	Crocs, Inc. — 100%
Jibbitz LLC	Colorado	Membership Interests	Crocs, Inc. — 100%
Bite, Inc.	Colorado	50,000 shares	Crocs, Inc. — 100%
Crocs General Partner LLC	Delaware	Membership Interests	Western Brands Netherlands Holding C.V. — 0.56% Western Brands Holding Company — 99.44%
Colorado Footwear C.V.	Netherlands	N/A	Western Brands Netherlands Holding C.V. — 99.97% Crocs General Partner LLC — 0.03%
Crocs Canada Inc.	Canada	54,320 Class A shares; 52,000 Class B shares; 135,316 Class C shares	4246519 Canada Inc. — 100%
Exo Italia S.R.L.	Italy	N/A	Colorado Footwear C.V. — 100%
Crocs Europe B.V.	Netherlands	18,000 shares	Colorado Footwear C.V. — 100%
Crocs Austria Gmbh	Austria	1	Crocs Europe B.V. — 100%
Crocs Brazil Comercio de Calcados Ltda	Brazil	21,193,817 (quotas)	Colorado Footwear C.V. — 99.99% Crocs US Latin American Holdings, LLC — 0.0000005%
Crocs US Latin American Holdings, LLC	Delaware	Membership Interests	Colorado Footwear C.V. — 100%
Crocs Italy S.r.l.	Italy	1	Crocs Europe B.V. — 100%
Crocs Europe Stores S.L.	Spain	23,000 shares	Crocs Europe B.V. — 100%
Crocs Stores Ireland Limited	Ireland	999.90 shares	Crocs Europe B.V. — 100%
Crocs Belgium NV	Belgium	61,500 shares	Crocs Europe B.V. — 99.998% Crocs Stores B.V. — 0.002%
Crocs Portugal, Lda.	Portugal	2 shares	Crocs Europe B.V. — 98% Crocs Stores B.V. - 2%
Crocs Stores B.V.	Netherlands	720 shares	Crocs Europe B.V. — 100%
Crocs Germany GmbH	Germany	1 share	Crocs Europe B.V. — 100%
Crocs UK Limited	United Kingdom	1,000 shares	Crocs Europe B.V. — 100%
Crocs France S.A.R.L.	France	100,000 shares	Crocs Europe B.V. — 100%
Crocs Nordic OY	Finland	100 shares	Crocs Europe B.V. — 100%
Crocs BH LLC	Bosnia-Herzgovina	1	Crocs Europe B.V. — 100%
Crocs Distribution FZE	Dubai	N/A	Crocs Europe B.V. 100%

LLC Crocs CIS	Russia	N/A	Crocs Europe B.V. — 99% Crocs Stores B.V. — 1%
Panama Footwear Distribution S. De R.L.	Panama	N/A	Crocs Europe B.V. — 99% Colorado Footwear C.V. — 1%
Crocs Stores OY	Finland	2,500 shares	Crocs Nordic OY — 100%
Crocs Stores AB	Sweden	N/A	Crocs Nordic OY — 100%
Crocs Mexico Trading	Mexico	N/A	Crocs Europe B.V. — 99% Crocs Mexico SRL de CV — 1%
Crocs Mexico SRL de CV	Mexico	N/A	Crocs Europe B.V. — 99.99% Crocs US Latin American Holdings, LLC — 0.0000006%
Crocs Servicios SRL de CV	Mexico	N/A	Crocs Europe B.V. — 99.97% Crocs US Latin American Holdings, LLC — 0.33%
Crocs S.R.L.	Argentina	N/A	Crocs Europe B.V. — 89.95% Crocs US Latin American Holdings, LLC — 10.05%
Crocs Chile Ltda.	Chile	N/A	Crocs Europe B.V. — 99% Crocs US Latin American Holdings, LLC — 1%
Crocs Asia Pte Ltd.	Singapore	N/A	Colorado Footwear C.V. — 100%
Crocs Asia Pte Ltd.	Japan	N/A	Crocs Asia Pte Ltd. — 100%
Crocs Korea Pte Ltd.	South Korea	50,000 shares	Crocs Asia Pte Ltd. — 100%
Crocs Hong Kong Ltd.	Hong Kong	N/A	Crocs Asia Pte Ltd. — 100%
Crocs Malaysia Sdn Bhd	Malaysia	99,998 shares	Crocs Asia Pte Ltd. — 100%
Crocs Japan GK	Japan	N/A	Crocs Asia Pte Ltd. — 100%
Crocs Footwear and Accessories (FICE2)	China	N/A	Crocs Hong Kong Ltd. — 100%
Crocs Trading (Shanghai) Co. Ltd.	China	N/A	Crocs Hong Kong Ltd. — 100%
Crocs Japan GK	Taiwan	N/A	Crocs Japan GK — 100%
Crocs Industrial (Hong Kong) Co. Ltd.	Hong Kong	N/A	Crocs Japan GK — 100%
Crocs Singapore Pte Ltd.	Singapore	1 share	Crocs Japan GK — 100%
Crocs India Private Limited	India	N/A	Crocs Japan GK — 100%
Crocs NZ Limited	New Zealand	N/A	Crocs Japan GK — 100%
Crocs Australia Pty Ltd.	Australia	N/A	Crocs Japan GK — 100%
Crocs Industrial (Shenzhen) Co. Ltd.	China	N/A	Crocs Industrial (Hong Kong) Co. Ltd. — 100%
Crocs Middle East	UAE	N/A	Crocs Singapore Pte Ltd. — 100%
Crocs Gulf JV	UAE	N/A	Crocs Singapore Pte Ltd. — 49% Abdulla Majed Khalfan — 51%
Crocs Vietnam, Ltd.	Vietnam	N/A	Crocs Japan GK — 100%

EXHIBIT 8.3.3

COMPLIANCE CERTIFICATE

PNC Bank, National Association

2 North Lake Avenue, Suite 440

Pasadena, CA 91101

Attention:  Steve Roberts

The undersigned, the [Chief Executive Officer / President / Chief Financial Officer / Treasurer / Director of Treasury] of CROCS, INC., a Delaware corporation (“Crocs”), delivers this certificate to PNC BANK, NATIONAL ASSOCIATION (“Administrative Agent”), in accordance with the requirements of Section 8.3.3 of that certain Amended and Restated Credit Agreement dated December 16, 2011 (as has been and may be supplemented, restated, superseded, amended or replaced from time to time, the “Credit Agreement”) among Crocs, CROCS RETAIL, LLC, a limited liability company organized under the laws of the State of Colorado (“Retail”),  OCEAN MINDED, INC., a corporation organized under the laws of the State of Colorado (“Ocean”), JIBBITZ, LLC, a limited liability company organized under the laws of the State of Colorado (“Jibbitz”), and BITE, INC., a corporation organized under the laws of the State of Colorado (“Bite”, together with Crocs, Retail, Ocean, Jibbitz and each other Person joined as a borrower from time to time to the Credit Agreement, collectively the “Borrowers” and each a “Borrower”), Administrative Agent and certain financial institutions party thereto as lenders from time to time (the “Lenders”).  Capitalized terms used in this Compliance Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Credit Agreement.

1.                                      Based upon my review of the consolidated balance sheets and statements of income of Borrowers for the fiscal period ending                   , 201 , copies of which are attached hereto, I hereby certify, in my capacity as an officer of Crocs and not in my individual capacity, that:

(a)                                 [(I) the average Revolving Facility Usage for the 15 days prior to                 (1) and for the 15 days following such date, was $            , which is less than 25% of the aggregate Revolving Commitments, and (II) at no time during the period from             through and including             , was the Revolving Facility Usage greater than the Borrowing Base as set forth in Section 8.3.4.7; and consequently, the Fixed Charge Coverage Ratio and the Leverage Ratio are not required to be tested](2); or

(1)  The last day of the fiscal quarter for which this certificate is being delivered

(2)  If both statements true, no need to test FCCR or Leverage.

(b)                                 [(I) the average Revolving Facility Usage for the 15 days prior to                 (3) and for the 15 days following such date, was $            , which is greater than 25% of the aggregate Revolving Commitments, or (II) during the period from             through and including             , the Revolving Facility Usage was greater than the Borrowing Base as set forth in Section 8.3.4.7; consequently, a Covenant Triggering Event has occurred and the Fixed Charge Coverage Ratio and the Leverage Ratio are required to be tested.  For the fiscal quarter ending            , the Fixed Charge Coverage Ratio was 1.   to 1.00 (minimum required       to 1.00).  The Borrowers’ Leverage Ratio was     to 1.0 (maximum permitted     to 1.0)];

(c)                                  Borrowers were in compliance with the requirements of Sections 8.2.1, 8.2.3, 8.2.4 and 8.2.5 of the Credit Agreement.

Attached as Schedule “A” are the details underlying such financial covenant calculations.

2.                                      No Potential Default exists on the date hereof, other than:                           [if none, so state, if a Potential Default exists, state steps being taken with respect to such Potential Default]; and

3.                                      No Event of Default exists on the date hereof, other than:                    [if none, so state, if an Event of Default exists, state steps being taken with respect to such Event of Default].

4.                                      No proceeds of other Indebtedness (whether such Indebtedness was incurred by a Borrower or a Subsidiary of any Borrower) was used during the applicable fiscal quarter to reduce the Revolving Credit Loans.

Very truly yours,

By:

, as of Crocs

(3)  The last day of the fiscal quarter for which this certificate is being delivered

EXHIBIT 8.3.4.7

BORROWING BASE CERTIFICATE

PNC Bank, National Association

2 North Lake Avenue, Suite 440

Pasadena, CA 91101

Attention:  Steve Roberts

The undersigned, the [Chief Executive Officer / President / Chief Financial Officer / Treasurer / Director of Treasury] of CROCS, INC., a Delaware corporation (“Crocs”), delivers this certificate to PNC BANK, NATIONAL ASSOCIATION (“Administrative Agent”), in accordance with the requirements of Section 8.3.4.7 of that certain Amended and Restated Credit Agreement dated December 16, 2011 (as has been and may be supplemented, restated, superseded, amended or replaced from time to time, the “Credit Agreement”) among Crocs, CROCS RETAIL, LLC, a limited liability company organized under the laws of the State of Colorado (“Retail”),  OCEAN MINDED, INC., a corporation organized under the laws of the State of Colorado (“Ocean”), JIBBITZ, LLC, a limited liability company organized under the laws of the State of Colorado (“Jibbitz”), and BITE, INC., a corporation organized under the laws of the State of Colorado (“Bite”, together with Crocs, Retail, Ocean, Jibbitz and each other Person joined as a borrower from time to time to the Credit Agreement, collectively the “Borrowers” and each a “Borrower”), Administrative Agent and certain financial institutions party thereto as lenders from time to time (the “Lenders”).  Capitalized terms used in this Borrowing Base Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Credit Agreement.

Based upon my review of the financial statements of Borrowers for the fiscal period ended                   , 201 , I hereby certify, in my capacity as an officer of Crocs and not in my individual capacity, that as of the fiscal quarter ended [                    ], the Borrowing Base is as set forth below:

(amounts in USD)

	Accounts Receivable	Inventory	Total
United States	$—	$—
Canada	$—	$—
Gross Amount	$—	$—
Borrowing Base %	75%	50%
Borrowing Base	$—	$—	$—

Very truly yours,

By:

, as of Crocs

Date: